AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 15th day of February, 2007

VERDE RIVER IRON COMPANY, LLC., a Nevada limited liability company, having a corporate address at 4950 Buckley Cove Way, Suite 8, Stockton, CA 95219

(hereinafter referred to as “VRIC")

OF THE FIRST PART

AND:

TRANSYLVANIA INTERNATIONAL, INC., a Nevada corporation having a corporate address at 1905 South Eastern Ave., Las Vegas NV 89104

(hereinafter referred to as “TI")

OF THE SECOND PART

AND:

SEARCHLIGHT MINERALS CORP., a Nevada corporation having a corporate address at #120 - 2441 W. Horizon Ridge Pkwy, Henderson, NV 89052

(hereinafter referred to as “SMC")

     OF THE THIRD PART

AND:

CLARKDALE MINERALS LLC, a Nevada limited liability company having a corporate address at #120 - 2441 W. Horizon Ridge Pkwy, Henderson, NV 89052

(hereinafter referred to as “SMC Sub")

OF THE FOURTH PART

WHEREAS:

A. The Boards of Directors of each of Searchlight Minerals Corp. (“SMC”), TI, and the manager of SMC Sub, deem it desirable and in the best interests of their respective shareholders that TI be merged with and into SMC Sub with SMC Sub as the surviving entity (the “Merger”) on the terms and subject to the conditions of this Agreement and the terms and conditions of the Letter Agreement dated November 22, 2006 between SMC, Verde River Iron Company, LLC (“VRIC”), Harry Crockett and Gerald Lembas, as amended by the parties on February 15, 2007(the “LA”);

B. The Boards of Directors of each of SMC and TI, and the manager of SMC Sub, have approved and adopted this Agreement;

C. SMC, as the sole member of SMC Sub, has approved the Merger; and

D. VRIC, as the sole shareholder of TI, has approved the Merger.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00, and other good and valuable consideration, paid by SMC Sub to TI, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
DEFINITIONS

     1.1 Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

(a)	"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

(b)	"Property" shall mean the property described in Schedule A to this Agreement;

(c)	“Closing” has the meaning ascribed to it in Section 2.2 hereto.

(d)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(e)	“Effective Time” has the meaning ascribed to it in Section 2.3 hereto;

(f)	"GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(g)	“LA” has the meaning ascribed to it in recital A hereto;

(h)	“Lembas Trust Deed” has the meaning ascribed to in Section 3.7 hereto;

(i)	“Merger” has the meaning ascribed to it in Recital A hereto;

(j)	“Nevada Law” has the meaning ascribed to it in Section 2.1 hereto;

(k)	"SEC" shall mean the United States Securities and Exchange Commission;

(l)	"Securities Act" shall mean the United States Securities Act of 1933, as amended;

(m)	“SMC Common Stock” has the meaning ascribed to it in Section 4.3 hereto;

(n)	“SMC Merger Shares” has the meaning ascribed to it in Section 2.8 hereto;

(o)	“Surviving Entity” has the meaning ascribed to it in Section 2.1 hereto;

(p)	“TI Common Stock” shall have the meaning ascribed to it in Section 3.3 hereto; and

(q)	“TI Financial Statements” shall mean the audited financial statements of TI for the years ended December 31, 2006 and December 31, 2005 attached as Schedule C hereto.

     1.2 Schedules. The following schedules are attached to and form part of this Agreement:

Schedule A – Description of the Property
Schedule B – Articles of Merger
Schedule C – TI Financial Statements
Schedule D – Investor Representation Certificate

     1.3 Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
THE MERGER

     2.1 The Merger. At the Effective Time, TI will be merged with and into SMC Sub in accordance with this Agreement, the Articles of Merger in substantially the form of Schedule B attached hereto (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, SMC Sub will continue as the surviving entity (the

“Surviving Entity”) and the separate existence of TI will cease, except insofar as it may be continued by Nevada Law.

     2.2 Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article 5 of this Agreement, and provided that this Agreement has not been terminated pursuant to Article 7, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of SMC Sub or at such other location as agreed to by the parties. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before February 15, 2007 unless such date is extended by the mutual agreement of the parties.

     2.3 Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which Articles of Merger will be filed as soon as practicable on or after the Closing Date.

     2.4 Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of SMC Sub and TI will vest in the Surviving Entity without further act or deed, and all debts, liabilities and duties of SMC Sub and TI will become the debts, liabilities and duties of the Surviving Entity. As a result or the Merger, the Surviving Entity will be the wholly-owned subsidiary of SMC.

     2.5 Constating Documents.

     (a) The articles of organization of SMC Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the articles of organization of the Surviving Entity until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     (b) At the Effective Time, the by-laws of SMC Sub or such other constating documents of SMC Sub (collectively the “Constating Documents”), as in effect immediately prior to the Effective Time, will be the Constating Documents of the Surviving Entity until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     2.6 Manager. The manager of the Surviving Entity after the Effective Time will be SMC. SMC, as the sole member of SMC Sub, by approving the Merger has approved SMC as manager of the Surviving Entity and will take any further action in order to ensure the proper appointment of such manager for the Surviving Entity.

     2.7 Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Entity with full title to all assets, rights, approvals, immunities and franchises of either SMC Sub or TI, the officers and directors, manager and members, or the former officers, directors, managers or members, as the case may be, of SMC and VRIC, shall cause SMC Sub and TI and the Surviving Entity to take all such necessary action.

     2.8 Merger Consideration. The Merger consideration shall be as follows: (i) each share of TI Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 16,825 shares of SMC Common Stock (the “SMC Merger Shares”), and (ii) SMC shall grant the royalties and make the payments to VRIC referred to in Section 3 of the LA. All certificates representing the shares of SMC Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the SMC Merger Shares will be issued to the shareholder of TI or its designees pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN

ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

     2.9 Stock Certificate Conversion Procedure. At Closing, each holder of TI Common Stock will be entitled to exchange his, her, or its certificate representing the TI Common Stock (the “TI Stock Certificate”) for a certificate representing the number of shares of SMC Common Stock into which the number of shares of TI Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.8 of this Agreement. Each holder of TI Common Stock may exchange his, her or its TI Stock Certificate by delivering such TI Stock Certificate to SMC duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the SMC Common Stock to the holder thereof together with a Regulation D Investment Letter , a copy of which is attached hereto in Schedule D. Until surrendered as contemplated by this Section 2.9, each TI Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive SMC Common Stock certificates representing the number of whole shares of SMC Common Stock into which the shares of TI Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed TI Stock Certificates, SMC will cause the issuance of the number of shares of SMC Common Stock as converted pursuant to Section 2.8 of this Agreement.

     2.10 No Further Ownership Rights in TI Common Stock. The promise to exchange the TI Common Stock for shares of SMC in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the TI Common Stock, and there will be no further registration of transfers on the stock transfer books of TI of the shares of TI Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of TI Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such TI Common Stock, except as otherwise provided in this Agreement or by law.

     2.11 Rule 144 Stock. As long as VRIC or its designees (the “SMC Shareholders”) own the SMC Merger Shares, SMC covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by SMC after the date hereof pursuant to the Exchange Act, and, if SMC is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the SMC Shareholders and make publicly available in accordance with Rule 144(c) of the Securities Act such information as is required for the SMC Shareholders to sell the SMC Merger Shares under Rule 144 of the Securities Act. SMC further covenants that at such time as any of SMC Merger Shares become available for resale in accordance with the terms and conditions of Rule 144 of the Securities Act, SMC will take such further action as any holder of SMC Merger Shares may reasonably request, to the extent required from time to time to enable such person to sell such SMC Merger Shares without registration under the Securities Act pursuant to the requirements of Rule 144 of the Securities Act.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF TI

     TI represents and warrant to SMC Sub, and acknowledges that SMC Sub is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of SMC Sub, as follows:

     3.1 Organization and Good Standing. TI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. TI is duly qualified to do business and is in good standing in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of TI taken as a whole.

     3.2 Authority. TI has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “TI Merger Documents”) to be signed by TI and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the TI Merger Documents by TI and the consummation of the Merger contemplated thereby have been duly authorized by its Board of Directors and sole shareholder. No other corporate or shareholder proceedings on the part of TI is necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other TI Merger Documents when executed and delivered by TI as contemplated by this Agreement will be, duly executed and delivered by TI and this Agreement is, and the other TI Merger Documents when executed and delivered as contemplated hereby will be, the valid and binding obligation of TI enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

     3.3 Capitalization of TI. The entire authorized capital stock and other equity securities of TI consists of 1,000 shares of TI Common Stock, par value of $1.00 per share (the “TI Common Stock”). There are 1,000 shares of TI Common Stock issued and outstanding as of the date of this Agreement, all of which are owned by VRIC. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating TI to issue any additional shares of TI Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from TI any shares of TI Common Stock.

     3.4 No Subsidiaries. TI does not have any subsidiaries.

     3.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of TI, threatened against TI or which involves any of the business, or the properties or assets of TI.

     3.6 Compliance. TI has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. TI has not received any notice of any violation thereof, nor is TI aware of any valid basis therefore.

     3.7 Property. TI is the legal and beneficial owner of the Property free and clear of all liens, charges, encumbrances and security interests other than the Deed of Trust in favour of Gerald A. Lembas dated August 15, 1989 (the “Lembas Trust Deed”), the Effluent Lease with the Town of Clarkdale, and other matters of public record as disclosed to SMC and as disclosed in the TI Financial Statements. No taxes or other amounts are due or payable with respect to the Property. TI has not done anything to encumber or prejudice the Property. TI has not entered into any agreement regarding any sale, lease, assignment or option of the Property.

     3.8 Financial Representations. TI does not have aggregate liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, other than as disclosed in the TI Financial Statements. For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

     3.9 Absence of Changes. Since the date of the LA, TI has not:

(a)	incurred any liabilities;

(b)	sold, encumbered, assigned or transferred any of its assets;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of TI to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)	declared, set aside or paid any dividend;

(e)	entered into any agreement or contract; or

(f)	agreed, whether in writing or orally, to do any of the foregoing.

     3.10 Employees and Consultants. TI has no employees or consultants.

     3.11 Certain Transactions. TI has not entered into any agreement with either VRIC or any members of VRIC, or any entity controlled by any of such persons.

     3.12 Completeness of Disclosure. No representation or warranty by TI in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to SMC or SMC Sub pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading. TI has received all the information they consider necessary or appropriate for deciding whether to execute this Agreement. TI further represents that they have had an opportunity to ask questions and receive answers from SMC or SMC Sub regarding the terms and conditions of the Merger and the business, properties, prospects and financial condition of SMC or SMC Sub.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF SMC and SMC SUB

SMC and SMC Sub represent and warrant to TI and acknowledge that TI is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of TI, as follows:

     4.1 Organization and Good Standing. SMC and SMC Sub are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite power and authority to own, lease and to carry on its respective businesses as now being conducted. SMC is duly qualified to do business and is in good standing in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of SMC. SMC Sub has not carried on any business or acquired any assets or incurred any liabilities since its formation, other than by reason of execution of this Agreement.

     4.2 Authority. SMC and SMC Sub have all requisite power and authority to execute and deliver this Agreement and/or any other document contemplated by this Agreement (collectively, the “SMC Merger Documents”) to be signed by SMC Sub or SMC to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the SMC Merger Documents by SMC Sub and/or SMC and the consummation by SMC Sub of the Merger contemplated thereby have been duly authorized by their Board of Directors and no other corporate or shareholder/member proceedings on the part of SMC or SMC Sub are necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other SMC Merger Documents when executed and delivered by SMC Sub as contemplated by this Agreement will be, duly executed and delivered by SMC Sub and this Agreement is, and the other SMC Merger Documents when executed and delivered by SMC Sub, as contemplated hereby will be, the valid and binding obligations of SMC and SMC Sub enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

     4.3 Authorized Capital. The entire authorized capital stock of SMC consists of 400,000,000 shares of common stock, par value $0.001 (the “SMC Common Stock”). There are 84,056,000 shares of SMC

Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of SMC have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.

     4.4 Validity of SMC Common Stock Issuable upon the Merger. The shares of SMC Common Stock to be issued upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

     4.5 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of SMC or SMC Sub, threatened against SMC or SMC Sub which involves any of the business, or the properties or assets of SMC or SMC Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of SMC or SMC Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

     4.6 No Outstanding Agreements. No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from SMC of any of the SMC Sub Stock.

     4.7 Financial Representations. SMC does not have aggregate material liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, other than as disclosed in its financial statements and other reports filed with the SEC. For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

     4.8 Completeness of Disclosure. No representation or warranty by SMC or SMC Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to TI pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading. SMC further represents that they have had an opportunity to ask questions and receive answers from TI or VRIC regarding the terms and conditions of the Merger and the business, properties, prospects and financial condition of TI.

ARTICLE 5.
CLOSING CONDITIONS

     5.1 Conditions Precedent to Closing by SMC and SMC Sub. The obligations of SMC Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived by SMC Sub at the Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of SMC and SMC Sub and may be waived by SMC or SMC Sub in their discretion.

(a)

Representations and Warranties. The representations and warranties of TI set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and TI will have delivered to SMC a certificate dated as of the Closing Date, to the effect that the representations and warranties made by TI in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that TI are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)	Merger Documents. This Agreement and all other TI Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to SMC Sub, will have been executed and delivered to SMC Sub.

(d)

Compliance with Securities Laws. SMC Sub will have received evidence satisfactory to SMC Sub that all shares of SMC Common Stock issuable in the Merger will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D. In order to establish the availability of an exemption or safe harbour from the registration requirements of the Securities Act for each issuance of SMC Common Stock to VRIC or its designees, VRIC will deliver to SMC on Closing investment representation certificates in the form attached as Schedule D hereto.

(e)

Delivery of Financial Statements. TI will have delivered to SMC such financial statements as, in the opinion of the auditors for SMC, are required to permit SMC to make the necessary filings under the Exchange Act in connection with the Merger.

(f)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

     5.2 Conditions Precedent to Closing by TI. The obligation of TI to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by TI at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of TI may be waived by TI in its discretion.

(a)

Representations and Warranties. The representations and warranties of SMC and SMC Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and SMC and SMC Sub will have delivered to TI a certificate dated the Closing Date, to the effect that the representations and warranties made by SMC Sub in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that SMC Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. SMC Sub must have delivered the documents required to be delivered by them pursuant to this Agreement.

(c)	Merger Documents. This Agreement and all SMC Merger Documents, all in form and substance reasonably satisfactory to TI, will have been executed and delivered by SMC Sub.

(d)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

ARTICLE 6.
CLOSING

     6.1 Closing. The Closing shall take place on the Closing Date at the offices of SMC Sub or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for TI and SMC Sub, provided such undertakings are satisfactory to each party’s respective legal counsel.

     6.2 Closing Deliveries of TI. At Closing, TI will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to SMC Sub:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and the sole shareholder of TI evidencing approval of this Agreement and the Merger;

(b)	the certificates required by Section 5.1(a);

(c)	the Articles of Merger duly executed by TI and any other TI Merger Documents, each duly executed by TI, as required to give effect to the Merger;

(d)	share certificates representing all of the issued and outstanding TI Common Stock;

(e)

Deed of Release and Reconveyance, Affidavit, Bill of Sale and/or special warranty deed in form satisfactory to SMC affirming the transfer of all of the assets of TI to SMC Sub and the release of the Lembas Trust Deed pursuant to the terms of this agreement and the LA; and

(f)	Receipt of confirmation from an Arizona title insurance company that they are in a position to issue title insurance for the Property to SMC or SMC Sub in a form satisfactory to SMC.

     6.3 Closing Deliveries of SMC and SMC Sub. At Closing, SMC and SMC Sub will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to TI:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of SMC and the member and manager of SMC Sub evidencing approval of this Agreement and the Merger;

(b)	the certificates required by Section 5.2(a);

(c)	the Articles of Merger duly executed by SMC Sub and any other SMC Merger Documents, each duly executed by SMC Sub, as required to give effect to the Merger;

(d)	share certificates of SMC representing 16,825,000 shares of SMC Common Stock registered in the name of VRIC or its designees; and

(e)	a check or evidence of a wire transfer addressed to VRIC or its nominees in the amount of $9,900,000.

ARTICLE 7
TERMINATION

     7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)	mutual agreement of SMC Sub and TI;

(b)

SMC Sub, if there has been a breach by TI of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of TI that is not cured, to the reasonable satisfaction of SMC Sub, within ten business days after notice of such breach is given by SMC Sub (except that no cure period will be provided for a breach by TI that by its nature cannot be cured);

(c)	TI, if there has been a breach by SMC Sub of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of SMC Sub that is not cured by the breaching party, to the reasonable satisfaction of TI, within ten business days after notice of such breach is given by TI (except that no cure period will be provided for a breach by SMC Sub that by its nature cannot be cured); or

(d)

SMC Sub or TI if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and nonappealable.

     7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE 8.
MISCELLANEOUS PROVISIONS

     8.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

     8.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     8.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     8.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     8.5 Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

     8.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to TI or VRIC:

TRANSYLVANIA INTERNATIONAL, INC.
#120 - 2441 W. Horizon Ridge Pkwy, Henderson, NV 89052
Attention: Harry Crockett
Telephone: 702-939-5247
Facsimile: 702-939-5249

If to SMC or SMC SUB:

CLARKDALE MINERALS LLC
#120 - 2441 W. Horizon Ridge Pkwy, Henderson, NV 89052
Attention: Ian McNeil, Manager

Telephone: 702-939-5247
Facsimile: 702-939-5249

With a copy (which will not constitute notice) to:

Conrad Y. Nest, Esq.
O'Neill Law Group PLLC
435 Martin Street, Suite 1010
Blaine, Washington 98230

Telephone: (330) 360-3300
Facsimile: (330) 332-2291
E-Mail: cyn@stockslaw.com

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     8.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     8.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

     8.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     8.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

     8.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     8.12 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     8.13 Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

     8.14 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

CLARKDALE MINERALS LLC	VERDE RIVER IRON COMPANY, LLC
A Nevada Limited Liability Company by its authorized	A Nevada Limited Liability Company by its authorized
signatory:	signatory:

/s/ Ian McNeil	/s/ Harry B. Crockett
Signature of Authorized Signatory	Signature of Authorized Signatory

Ian McNeil	Harry B. Crockett
Name of Authorized Signatory	Name of Authorized Signatory

Manager	Manager
Position of Authorized Signatory	Position of Authorized Signatory

SEARCHLIGHT MINERALS CORP.	TRANSYLVANIA INTERNATIONAL, INC.
a Nevada corporation by its authorized signatory:	a Nevada corporation by its authorized signatory:

/s/ Ian McNeil	/s/ Harry B. Crockett
Signature of Authorized Signatory	Signature of Authorized Signatory

Ian McNeil	Harry B. Crockett
Name of Authorized Signatory	Name of Authorized Signatory

President	President
Position of Authorized Signatory	Position of Authorized Signatory

SCHEDULE “A”
to the Agreement and Plan of Merger dated February 15, 2007
among Searchlight Minerals Corp., Verde River Iron Company, LLC,
Clarkdale Minerals LLC and Transylvania International, Inc.

DESCRIPTION OF PROPERTY

All capitalized terms referenced herein shall have the meaning ascribed to such terms in the Agreement and Plan of Merger dated February 15, 2007 among Searchlight Minerals Corp., Verde River Iron Company, LLC, Clarkdale Minerals LLC and Transylvania International, Inc. to which this Schedule “A” is attached.

Real Estate Assets

PARCEL I:

Lots 1 and 2, Block 44, TOWN OF CLARKDALE, according to the plat of record in Book 5 of Maps, page 85, records of Yavapai County, Arizona.

PARCEL II:

A portion of the Northeast quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the East one-quarter corner of said Section 20;

Thence South 88°51’07” West, along the East-West mid-section line of said Section 20, a distance of 539.91 feet to the TRUE POINT OF BEGINNING;

Thence continuing South 88°51’07” West, along said mid-section line, a distance of 500.74 feet to a point on the Northeasterly right of way line of Old Highway 89A;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 3920.23 feet, through a central angle of 01°30’45”, a distance of 103.48 feet;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 12°01’32”, a distance of 622.26 feet;

Thence Northwesterly, along said right of way line on a curve to the left, having a radius of 3920.23 feet, through a central angle of 06°00’00”, a distance of 410.53 feet;

Thence North 62°56’30” West, along said right of way, a distance of 534.11 feet to the Southwest corner of Lot 1, Block 13, Town of Clarkdale, as recorded in Book 5 of Maps and Plats, page 85, records of Yavapai County, Arizona;

Thence North 81°24’36” East, along the Southerly boundary of Blocks 13, 12 and 3 in the Town of Clarkdale, a distance of 1245.88 feet;

Thence South 36°03’42” East, a distance of 455.69 feet to a point on the boundary of Rio Vista Subdivision, Parcel 2, which lies North 60°23’59” East, a distance of 20.00 feet from the Northeast corner of Lot 1 in Rio Vista Subdivision, Parcel 2;

Thence South 60°23’59” West, along the Northwesterly boundary of Rio Vista Subdivision, Parcel 2, a distance of 158.00 feet to the Northwest corner of said subdivision;

Thence South 29°36’01” East, along the Southwesterly boundary of said subdivision, a distance of 608.84 feet to the Southwest corner of said subdivision;

Thence North 60°23’59” East, along the Southeasterly boundary of said subdivision, a distance of 173.59 feet to a point on the Southwesterly boundary of Lot 11 in said subdivision;

Thence South 31°04’02” East, a distance of 10.26 feet to the Southwest corner of said Lot 11; Thence North 58°55’58” East, a distance of 175.00 feet to the Southeast corner of said Lot 11;

Thence North 58°55’58” East, a distance of 45.99 feet to a point on the Southwesterly right of way line of the Arizona Extension Railroad;

Thence South 36°03’42” East, along said right of way line, a distance of 253.38 feet;

Thence South 69°43’35” West a distance of 290.43 feet to the TRUE POINT OF BEGINNING.

PARCEL III:

A parcel of land located in the Southeast quarter of Section 19, and the Southwest quarter of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52’33” West (Meas.) (West, Rec.) along the South line of said Section 19, a distance of 1,319.58 feet (Meas.) (1320 + feet, Rec.), to the South 1/16 corner of said Section 19 and the Southwest corner of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence North 03°38’09” East, a distance of 735.98 feet (Meas.) (North 10°00’ East, 695 plus or minus feet, Rec.), to a point on the Northerly right of way line of the Phoenix Cement Plant Road and the TRUE POINT OF BEGINNING;

THENCE North 63°31’29” West (Meas.), (North 63°27’09” West, Rec.), along said right of way, a distance of 719.06 feet to a point of curvature;

Thence Northwesterly along said right of way on a curve concave to the right, having a radius of 2804.79 feet through a central angle of 19°23’15”, a distance of 949.07 feet to the Southeasterly 37.50 foot right of way line of Main Street;

Thence North 60°37’00” East, along said right of way, a distance of 970.27 feet;

Thence North 55°37’00” East, along said right of way, a distance of 6.51 feet to the Northwest corner of a parcel of land as recorded in Book 168, pages 453 and 454, records of Yavapai County, Arizona;

Thence South 34°23’00” East, a distance of 640.00 feet (Meas. and Rec.), to the Southwest corner of said parcel of land;

Thence North 55°37’00” East, a distance of 900.00 feet (Meas. and Rec.) to the Southeast corner of said parcel of land;

Thence North 55°37’00” East, along an extension of the Southerly boundary of said parcel of land, a distance of 122.80 feet to the Southerly right of way line of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 240.00 feet through a central angle of 23°30’06”, a distance of 98.44 feet; Thence North 73°17’14” East (Meas.), (North 73°12’ East Rec.), along said right of way, a distance of 92.71 feet;

Thence Easterly along said right of way on a curve concave to the right, having a radius of 115.00 feet through a central angle of 39°24’00”, a distance of 79.08 feet (Meas. and Rec.);

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 210.00 feet through a central angle of 44°29’0” (Meas.) (24°29’ Rec.) a distance of 163.04 feet (Meas. and Rec.);

Thence North 68°12’14” East (Meas.) (North 68°07’ East Rec.), along said right of way, a distance of 265.64 feet (Meas. and Rec.);

Thence Northeasterly, along said right of way, on a curve concave to the left, having a radius of 200.00 feet, through a central angle of 52°52’0”, a distance of 184.54 feet (Meas. and Rec.);

Thence North 15°20’14” East (Meas.) (North 15°15’ East, Rec.), along said right of way, a distance of 48.01 feet (Meas. and Rec.), to the Southerly boundary of a parcel of land as recorded in Book 337, page 591, records of Yavapai County, Arizona;

Thence South 52°21’46” East, along said Southerly boundary, a distance of 129.56 feet (Meas.), (South 52°27’ East, 116.90 feet, Rec.) to the Westerly right of way line of Highway 89-A;

Thence South 22°33’53” West, along said right of way line, a distance of 135.52 feet to a point on the Northwesterly boundary of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence South 60°55’31” West (Meas.) (South 60°29’ West, Rec.) along said boundary, a distance of 770.60 feet;

Thence South 36°04’52” West, along said boundary, a distance of 1405.64 feet (Meas.) (South 35°14’ West, 1380.00 feet Rec.) to the TRUE POINT OF BEGINNING.

PARCEL IV:

A parcel of land located in the North half of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

Commencing at the intersection of Ninth Street and Main Street in the Supplemental Dedication Plat of the Town of Clarkdale as recorded in Book 5 of Maps and Plats, Page 83, records of Yavapai County, Arizona;

Thence North 08°39’46” West, along the centerline of said Ninth Street a distance of 37.50 feet to the Northerly boundary of Main Street;

Thence North 81°19’36” East, along said Northerly boundary of Main Street, a distance of 30.00 feet to the Easterly boundary of Ninth Street and the TRUE POINT OF BEGINNING;

Thence North 08°39’46” West, along the Easterly boundary of Ninth Street, a distance of 131.30 feet;

Thence North 81°19’36” East, a distance of 83.82 feet;

Thence South 07°43’24” East, a distance of 29.81 feet;

Thence North 81°19’36” East, a distance of 143.67 feet;

Thence South 08°39’46” East, a distance of 101.49 feet to a point on the Northerly boundary of Main Street;

Thence South 81°19’36” West, along said boundary, a distance of 227.00 feet to the TRUE POINT OF BEGINNING.

PARCEL V:

A portion of Sections 17, 18, 19 and 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West boundary of said Section 18, a distance of 181.66 feet (Meas.) (172.80 feet, Record), to the TRUE POINT OF BEGINNING;

Thence continuing North 00°02'56" West, a distance of 5096.55 feet to the Northwest corner of said Section 18;

Thence North 89°59'29" East, along the North boundary of said Section 18, a distance of 2517.87 feet to the North one-quarter corner of said Section 18;

Thence North 89°55'05" East, along the North boundary of said Section 18, a distance of 2673.48 feet to the Northeast corner of said Section 18;

Thence South 00°06'28" West, along the East boundary of said Section 18, a distance of 18.59 feet to a point on the Northeasterly right-of-way line of the A.T & S.F. Railroad;

Thence Southeasterly, along said right-of-way, on a curve to the left, having a radius of 1859.86 feet, through a central angle of 06°21'11", a distance of 206.22 feet; Thence South 48°45'16" East, along said right -of-way, a distance of 962.40 feet;

Thence Southerly, along said right-of-way, on a curve to the right, having a radius of 2914.79 feet, through a central angle of 12°51'24", a distance of 654.06 feet to a point on the boundary of the Corporate Limits of the Town of Clarkdale;

Thence along said Corporate Limits of the Town of Clarkdale the following courses:

North 50°46'39" East, a distance of 79.03 feet;

Thence North 57°55'39" East, a distance of 254.00 feet;

Thence North 71°53'39" East, a distance of 292.20 feet;

Thence North 86°10'39" East, a distance of 208.10 feet;

Thence South 71°26'21" East, a distance of 227.50 feet;

Thence South 70°53'21" East, a distance of 143.90 feet;

Thence South 45°13'16" East, a distance of 722.30 feet (Meas.) (723.60 feet, Record);

Thence South 31°52'21" East, a distance of 300.80 feet; Thence South 10°34'21" East, a distance of 391.10 feet;

Thence South 07°21'39" West, a distance of 318.20 feet; Thence South 38°20'39" West, a distance of 460.00 feet;

Thence South 46°02'21" East, a distance of 158.96 feet;

Thence leaving the boundary of the Corporate Limits of the Town of Clarkdale, South 25°57'29" West, a distance of 582.76 feet;

Thence North 41°24'31" West, a distance of 20.17 feet;

Thence South 42°23'59" West, a distance of 772.31 feet to a point on the Easterly right-of-way line of the A.T. & S.F. Railroad;

Thence Northerly, along said right -of-way, on a curve to the right, having a radius of 522.96 feet, through a central angle of 05°31'30", a distance of 50.43 feet to a point opposite Railroad Station 1995+22.6;

Thence North 01°51'37" West, along said right-of-way, a distance of 114.71 feet to a point opposite Railroad Station 1994+02.6;

Thence North 00°05'37" East, along said right-of-way, a distance of 294.20 feet to a point opposite Railroad Station 1991+08.3;

Thence Northerly, along said right-of-way, on a curve to the left, having a radius of 1482.40 feet, through a central angle of 13°12'00", a distance of 341.52 feet to a point opposite Railroad Station 1987+78.3;

Thence South 79°39'29" West, a distance of 61.69 feet (Meas.), (62.00 feet, Record) to a point on the Westerly right-of-way line of the A.T. & S.F. Railroad;

Thence Southerly, along said right-of-way line, on a curve to the right, having a radius of 486.22 feet, through a central angle of 14°30'00", a distance of 123.05 feet to a point opposite Railroad Station 1989+04.4;

Thence Southerly, along said right-of-way on a curve to the right, having a radius of 1420.40 feet, through a central angle of 05°25'00", a distance of 134.28 feet to a point opposite Railroad Station 1990+39.0;

Thence South 06°47'40" West, along said right-of-way, a distance of 425.80 feet to a point opposite Railroad Station 1994+64.8;

Thence North 83°12'20" West, along said right-of-way, a distance of 63.00 feet;

Thence South 06°47'40" West, along said right-of-way, a distance of 719.20 feet to a point opposite Railroad Station 2001+84.0;

Thence Southwesterly, along said right-of-way, on a curve to the right, having a radius of 688.94 feet, through a central angle of 39°01'45", a distance of 469.30 feet to a point opposite Railroad Station 2007+04.3;

Thence South 45°49'25" West, along said right of way, a distance of 530.39 feet to a point opposite Railroad Station 2012+34.69;

Thence South 44°10'35" East, a distance of 25.00 feet;

Thence South 45°49'25" West, a distance of 630.04 feet to a point opposite Railroad Station 2018+73.70;

Thence Southwesterly, along said right-of-way, on a curve to the right, having a radius of 713.94 feet, through a central angle of 09°24'22", a distance of 117.21 feet;

Thence South 34°46'11" East, a distance of 99.20 feet (Meas.), (100.00 feet, Record);

Thence South 45°40'02" East, a distance of 644.04 feet to a point on the Northwesterly boundary of the Town of Clarkdale as recorded in Book 5 of Maps, page 83, records of Yavapai County, Arizona;

Thence South 81°19'28" West, along said Town of Clarkdale boundary, a distance of 197.84 feet;

Thence South 61°10'41" West, along said Town of Clarkdale boundary, a distance of 63.88 feet;

Thence South 66°23'42" West, along said Town of Clarkdale boundary, a distance of 393.31 feet;

Thence South 08°45'38" East, along said Town of Clarkdale boundary, a distance of 72.68 feet to the Northeast corner of a parcel as recorded in Book 1014 of Deeds, page 358, records of Yavapai County, Arizona;

Thence South 81°19'01" West, along the North boundary of said parcel, a distance of 192.00 feet to the Northwest corner of said parcel;

Thence South 08°45'38" East, along the Westerly boundary of said parcel, a distance of 50.00 feet to a point on the Northwesterly boundary of the Town of Clarkdale;

Thence South 81°19'01" West, along said Town of Clarkdale boundary, a distance of 550.84 feet;

Thence North 79°07'02" West, along said Town of Clarkdale boundary, a distance of 321.01 feet;

Thence South 78°44'58" West, along said Town of Clarkdale boundary, a distance of 247.18 feet;

Thence South 55°32'20" West, along said Town of Clarkdale boundary, a distance of 866.97 feet to a point on the Northeasterly boundary of the Yavapai-Apache Indian Community of the Camp Verde Reservation as recorded in Book 544 of Deeds, pages 751 through 756, records of Yavapai County, Arizona;

Thence North 34°54'59" West, along said Reservation boundary, a distance of 319.49 feet;

Thence North 39°05'01" East, along said Reservation boundary, a distance of 652.66 feet (Meas.), (655.00 feet, Record), to the centerline of the A.T. & S.F. Railroad;

Thence North 88°39'57" West, along said centerline and Reservation boundary, a distance of 96.85 feet (Meas.), (115.06 feet, Record);

Thence Northwesterly, along said centerline and Reservation boundary, on a curve to the right, having a radius of 1146.28 feet, through a central angle of 33°40'33", a distance of 673.73 feet;

Thence leaving said centerline South 56°21'00" West, along said Reservation boundary, a distance of 1923.33 feet to the Northeasterly right-of-way line of the Phoenix Cement Plant Road;

Thence North 24°36'48" West, along said right-of-way, a distance of 1066.81 feet;

Thence Northwesterly, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 04°50'53", a distance of 250.86 feet to the Southeast corner of a parcel as recorded in Book 251 of Deeds, page 420, records of Yavapai County, Arizona;

Thence North 56°16'50" East, along the Southeasterly boundary of said parcel, a distance of 552.40 feet;

Thence North 40°29'10" West, along the Northeasterly boundary of said parcel, a distance of 789.70 feet to a point on the Southeasterly boundary of a parcel as recorded in Book 988 of Deeds, page 723, records of Yavapai County, Arizona;

Thence North 43°42'50" East, along the Southeasterly boundary of said parcel, a distance of 250.30 feet (Meas.) (250.0 feet, Record), to the Northeast corner of said parcel;

Thence North 50°05'16" West, along the Northerly boundary of said parcel, a distance of 780.88 feet (Meas.) (780.69 feet, Record), to a point on the South right-of-way of the A.T. & S.F. Railroad;

Thence Westerly, along said right -of-way, on a curve to the left, having a radius of 744.02 feet (Meas. and Record), through a central angle of 57°34'54" (Meas.) (57°38'49" Record), a distance of 747.73 feet (Meas.) (748.58 feet, Record);

Thence South 41°00'43" West, along said right-of-way, a distance of 68.21 feet (Meas.) (68.30 feet, Record) to the TRUE POINT OF BEGINNING.

EXCEPT FROM PARCELS II, III, IV & V THE FOLLOWING PARCELS:

EXCEPTION PARCEL A:

A portion of the West half of Section 18, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West line of said Section 18, a distance of 401.50 feet to the Northerly right-of-way of the A.T & S.F. Railroad and the TRUE POINT OF BEGINNING;

Thence continuing North 00°02'56" West, a distance of 3258.50 feet;

Thence North 89°57'04" East, a distance of 400.00 feet;

Thence South 36°30'37" East, a distance of 2524.06 feet;

Thence South 00°02'56" East, a distance of 1472.72 feet to the Northerly right-of-way of the A.T. & S.F. Railroad;

Thence North 48°05'20" West, along said right-of-way, a distance of 157.05 feet;

Thence Westerly, along said right-of-way on a curve to the left, having a radius of 894.02 feet (Rec. & Meas.), through a central angle of 27°56'23" (Meas.) (28°00', Rec.), a distance of 435.96 feet;

Thence North 76°01'43" West, along said right -of-way, a distance of 599.05 feet (Meas.), (597.78 feet, Rec.);

Thence Southwesterly along said right-of-way on a curve to the left, having a radius of 894.02 feet (Rec. & Meas.), through a central angle of 56°32'39", a distance of 882.29 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL B:

A portion of the West half of Section 18 and 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West line of said Section 18, a distance of 181.66 feet to the Southerly right-of-way of the A.T. & S.F. Railroad;

Thence North 41°00'43" East, along said right-of-way, a distance of 68.21 feet;

Thence Easterly, along said right-of-way, on a curve to the right, having a radius of 744.02 feet (Meas. & Rec.) through a central angle of 57°34'54", a distance of 747.74 feet to the TRUE POINT OF BEGINNING;

Thence continuing along said right -of-way on a curve to the right, having a radius of 744.02 feet (Meas. and Rec.), through a central angle of 05°11'50", a distance of 67.49 feet;

Thence South 76°01'43" East, along said right-of-way, a distance of 599.05 feet (Meas.) (597.78 feet, Rec.);

Thence Southeasterly, along said right -of-way, on a curve to the right, having a 744.02 feet (Meas. and Rec.), through a central angle of 27°56'23" (Meas.), (28’00”, Rec.), a distance of 362.81 feet;

Thence South 48°05'20" East, along said right-of-way, a distance of 2036.67 feet (Meas.), (2043.43 feet, Rec.);

Thence Southeasterly, along said right -of-way on a curve to the left, having a radius of 1221.28 feet, through a central angle of 05°31'58", a distance of 117.93 feet;

Thence South 56°21'00" West, a distance of 1843.19 feet to the Easterly right-of-way line of the Cement Plant Road;

Thence North 24°36'48" West, along said right-of-way, a distance of 1066.81 feet;

Thence Northwesterly, along said right -of-way on a curve to the left, having a radius of 2964.79 feet, through a central angle of 04°50'53", a distance of 250.86 feet;

Thence North 56°16'50" East, a distance of 552.40 feet;

Thence North 40°29'10" West, a distance of 789.70 feet;

Thence North 43°42'50" East, a distance of 250.30 feet;

Thence North 50°05'16" West, a distance of 780.88 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL C:

A parcel of land lying in the Northwest quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, and more particularly described as follows:

BEGINNING at the Southwest corner of said Northwest quarter;

Thence North 00°01'46" East, along the West line of said Northwest quarter, a distance of 212.98 feet;

Thence North 89°55'09" East, along a line parallel with the South line of said Northwest quarter, a distance of 1587.62 feet to a point on the Westerly 100-foot right-of-way line of the Phoenix Cement Plant Road;

Thence South 24°30'25" East (Meas.) (South 24°29'45" East, Record), a distance of 233.92 feet to a point on the South line of said Northwest quarter;

Thence South 89°55'09" West, along the South line of said Northwest quarter, a distance of 1684.76 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL D:

A parcel of land located in the Southeast quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West, along the South line of said Section 19, a distance of 1319.58 feet to the South one-sixteenth corner of said Section 19 and the Southwest corner of a parcel as recorded in Book 937, pages 709-710, records of Yavapai County, Arizona;

Thence North 03°38'09" East, a distance of 735.98 feet to a point on the Northerly right-of-way line of the Phoenix Cement Plant Road;

Thence North 36°04'52" East, a distance of 647.29 feet to the TRUE POINT OF BEGINNING;

Thence North 60°57'30" West, a distance of 431.12 feet;

Thence South 62°00'00" West, distance of 520.00 feet;

Thence North 45°48'35" West, a distance of 840.67 feet to the Southerly right -of-way of Main Street;

Thence North 60°37'00" East, along said right-of-way, a distance of 570.27 feet;

Thence North 55°37'00" East, along said right-of-way, a distance of 6.51 feet;

Thence South 34°23'00" East, a distance of 740.00 feet;

Thence North 55°37'00" East, a distance of 900.00 feet;

Thence North 34°23'00" West, a distance of 100.00 feet;

Thence North 55°37'00" East, a distance of 122.80 feet to the South right -of-way of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right-of-way on a curve to the left, having a radius 240.00 feet, through a central angle of 23°30'06", a distance of 98.44 feet;

Thence North 73°17'14" East, along said right-of-way, a distance of 92.71 feet;

Thence Easterly, along said right-of-way, on a curve to the right, having a radius of 115.00 feet, through a central angle of 39°24', a distance of 79.08 feet;

Thence Easterly, along said right-of-way on a curve to the left, having a radius of 210.00 feet, through a central angle of 44°29', distance of 163.04 feet;

Thence North 68°12'14" East, along said right-of-way, a distance of 265.64 feet;

Thence Northerly, along said right -of-way on a curve to the left, having a radius of 200.00 feet, through a central angle of 52°52', a distance of 184.54 feet;

Thence North 15°20'14" East, along said right-of-way, a distance of 48.01 feet;

Thence South 52°21'46" East, a distance of 129.56 feet to the Westerly right -of-way of Old Highway 89A;

Thence South 22°33'53" West, along said right-of-way, a distance of 135.52 feet;

Thence South 60°55'31" West, a distance of 770.60 feet; Thence South 36°04'52" West, a distance of 758.35 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL E:

A portion of the Southeast quarter of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West, a distance of 1319.58 feet;

Thence North 03°38'09" East, a distance of 735.98 feet to the Northerly right of way line of the Phoenix Cement Plant Road;

Thence North 63°31'29" West, along said right of way line a distance of 719.06 feet;

Thence Northwesterly, along said right of way line on a curve to the right, having a radius of 2804.79 feet, through a central angle of 19°23'15", a distance of 949.07 feet;

Thence North 60°37'00" East, along the Southeasterly right of way line of Main Street, a distance of 970.27 feet;

Thence North 55°37'00" East, along said right of way line, a distance of 6.51 feet;

Thence South 34°23'00" East, a distance of 640.00 feet to the TRUE POINT OF BEGINNING;

Thence North 55°37'00" East, a distance of 900.00 feet;

Thence South 34°23'00" East, a distance of 100.00 feet;

Thence South 55°37'00" West, a distance of 900.00 feet;

Thence North 34°23'00" West, a distance of 100.00 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL F:

A parcel of land located in the South half of Section 18 and the North half of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, and is more particularly described as follows:

COMMENCING at the North quarter corner of said Section 19;

Thence South 89°35'38" West, along the North line of the Northwest quarter of said Section 19, a distance of 471.13 feet to the North right-of-way of the Santa Fe Railway and the TRUE POINT OF BEGINNING;

Thence North 48°05'20" West, along said right of way, a distance of 216.02 feet;

Thence North 00°02'56" West, a distance of 1139.72 feet;

Thence South 44°37'12" East, a distance of 666.09 feet;

Thence South 51°51'56" East, a distance of 1320.36 feet;

Thence South 41°54'40" West, a distance of 894.17 feet to said right -of-way;

Thence North 48°05'20" West, along said right-of-way, a distance of 1004.31 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL G:

Those portions of the Southwest quarter of Section 17 and the Northwest quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38'59" East, along the South boundary of said Section 17, 741.01 feet to the TRUE POINT OF BEGINNING;

Thence North 62°20'39" West, 552.01 feet; Thence North 32°01'36" East, 623.10 feet;

Thence South 70°18'00" East, along an existing chain link fence line and along an existing chain link fence line produced, 844.46 feet;

Thence South 32°01'36" West, 740.33 feet;

Thence North 62°20'39" West, 275.34 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL H:

Those portions of the Northwest quarter of Section 20 and the Southwest quarter of Section 17, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38'59" East along the Southerly boundary of said Section 17, a distance of 741.01 feet to a point on the Southwesterly boundary of that parcel described in Book 2263, page 716, Yavapai County Recorder;

Thence South 62°20'39" East, a distance of 275.34 feet to the Southern most corner of said parcel;

Thence North 32°01'36" East along the Westerly boundary of said parcel, a distance of 230.48 feet;

Thence South 57°58'24" East, a distance of 25.00 feet to the TRUE POINT OF BEGINNING;

Thence South 32°01'36" West, a distance of 230.48 feet to a point;

Thence South 57°58'24" East, a distance of 155.16 feet to a point;

Thence North 32°01'36" East, a distance of 290.40 feet to a point;

Thence North 57°58'24" West, a distance of 130.16 feet to a point;

Thence South 32°01'36" West, a distance of 59.92 feet to a point;

Thence North 57°58'24" West, a distance of 25.00 feet to the POINT OF BEGINNING.

EXCEPTION PARCEL I:

A parcel of ground lying in Sections 17 and 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING at a found Dr. Morgan Johnson Brass Cap Monument at the Southwest corner of Section 17 from which a found Dr. Morgan Johnson Brass Cap Monument at the South quarter corner of Section 17 lies North 87°38'59" East (Basis of Bearing) 2654.11 feet (Record North 87°38'59" East, 2554.37 feet per Results of Survey prepared by Joe Jones and Associates, Job No. 89-104 hereafter referred to as "record"):

Thence South 87°38'59" East, 741.10 feet (record 741.01 feet) to the TRUE POINT OF BEGINNING; Thence South 62°21'22" East, 275.33 feet (record South 52°20'39" East, 275.34 feet) to a found 1/2 inch rebar;

Thence South 32°00'53" West, 211.16 feet (South 32°01'36" West, 211.16 feet per a legal description furnished by First American Title hereafter referred to as "record 2") to a set 5/8 inch rebar with plastic cap stamped "SEC RLS 13015");

Thence North 62°21'22" West, 827.29 feet (North 62°20'39" West, 827.35 feet per record 2) to a set 5/8 inch rebar with plastic cap stamped "SEC RLS 13015";

Thence North 32°00'53" East, 211.16 feet (North 32°01'36" East, 211.16 feet per record 2) to a found 1/2 inch rebar;

Thence South 62°21'22" East, 551.96 feet (South 62°20'39" East, 552.01 feet per record) to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL J:

A parcel of land located in the South half of Section 18 and the North half of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, and is more particularly described as follows:

COMMENCING at the North quarter corner of said Section 19;

Thence South 89°35’38” West, along the North line of the Northwest quarter of said Section 19, a distance of 471.13 feet to the North right-of-way of the Santa Fe Railway and the TRUE POINT OF BEGINNING;

Thence North 48°05’20” West, along said right-of-way, a distance of 216.02 feet;

Thence North 00°02’56” West, a distance of 1139.72 feet;

Thence South 44°37’12” East, a distance of 666.09 feet;

Thence South 51°51’56” East, a distance of 1320.36 feet;

Thence South 41°54’40” West, a distance of 894.17 feet to said right-of-way;

Thence North 48°05’20” West, along said right-of-way, a distance of 1004.31 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL K:

Those portions of the Northwest quarter of Section 20 and the Southwest quarter of Section 17, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38’59” East along the Southerly boundary of said Section 17 a distance of 741.01 feet to a point on the Southwesterly boundary of that parcel described in Book 2263, page 716, Yavapai County Recorder;

Thence South 62°20’39” East a distance of 275.34 feet to the Southern most corner of said Parcel;

Thence North 32°01’36” East along the Westerly boundary of said parcel, a distance of 230.48 feet;

Thence South 57°58’24” East, a distance of 25.00 feet to the TRUE POINT OF BEGINNING;

Thence South 32°01’36” West a distance of 230.48 feet to a point;

Thence South 57°58’24” East a distance of 155.16 feet to a point;

Thence North 32°01’36” East a distance of 290.40 feet to a point;

Thence North 57°58’24” West a distance of 130.16 feet to a point;

Thence South 32°01’36” West a distance of 59.92 feet to a point;

Thence North 57°58’24” West a distance of 25.00 feet to the POINT OF BEGINNING.

EXCEPTION PARCEL L:

Following is a description of a parcel of land located in the Northeast quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Town of Clarkdale, Yavapai County, Arizona:

(Note: all references to recorded instruments refer to the records of the Yavapai County Recorders Office.)

The parcel of land being described is a portion of the parcel of land described as Parcel 5 in Book 1544, Page 445 and is shown as Parcel 1 on the Record of Survey drawing recorded in Book 99 of Surveys, Map 37.

The parcel is more particularly described by metes and bounds as follows:

COMMENCING at the Northeast corner of the parcel of land described in Book 544, Page 754, which lies on the Southerly line of Parcel 5 described in Book 1544, Page 445, monumented by a 1/2" rebar;

Thence South 39°08'15" West along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 652.53 feet, monumented by a 5/8" rebar;

Thence South 34°51'35" East along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 106.74 feet to the Northwest corner of the Clarkdale Townsite Boundary as shown on the "Map and Plat of Clarkdale" recorded in Book 5 of Maps and Plats, Page 83, monumented as a 5' witness corner with a 5/8" rebar with aluminum cap marked "ARENCO LS 13010", the TRUE POINT OF BEGINNING of this description:

Thence North 55°37'00" East along the Clarkdale Townsite Boundary, 869.13 feet, monumented by a 5/8" rebar with aluminum cap marked "ARENCO LS 13010";

Thence South 34°23'00" East, 212.48 feet to the Southerly line of Parcel 5 and to the North line of the 20.00 foot wide alley dedicated on the "Street and Alley Dedication Plat" recorded in Book 11 of Maps and Plats, Page 69, monumented by a 1/2" rebar;

Thence South 55°36'06" West along the Southerly line of Parcel 5 and along the North line of the 20.00 foot wide alley, 867.36 feet to the intersection of the North line of the 20' wide alley and the West right of way line of 16th Street dedicated on the "Map and Plat of Clarkdale" recorded in Book 5 of Maps and Plats, Page 83, which lies on the Easterly line of the parcel of land described in Book 544, Page 754 monumented by a 1/2" rebar;

Thence North 34°51 '35" West along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 212.72 feet to the TRUE POINT OF BEGINNING of this description.

The BASIS OF BEARINGS for this description is the North line of the Northeast quarter of Section 19, which bears North 89°57’47” East.

EXCEPTION PARCEL M:

A portion of the Northeast quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the East one-quarter corner of said Section 20;

Thence South 88°51’07” West, along the East-West mid-section line of said Section 20, a distance of 539.91 feet to the TRUE POINT OF BEGINNING;

Thence continuing South 88°51’07” West, along said mid-section line, a distance of 500.74 feet to a point on the Northeasterly right of way line of Old Highway 89A;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 3920.23 feet, through a central angle of 01°30’45”, a distance of 103.48 feet;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 12°01’32”, a distance of 622.26 feet;

Thence Northwesterly, along said right of way line on a curve to the left, having a radius of 3920.23 feet, through a central angle of 06°00’00”, a distance of 410.53 feet;

Thence North 62°56’30” West, along said right of way, a distance of 534.11 feet to the Southwest corner of Lot 1, Block 13, Town of Clarkdale, as recorded in Book 5 of Maps and Plats, page 85, records of Yavapai County, Arizona;

Thence North 81°24’36” East, along the Southerly boundary of Blocks 13, 12 and 3 in the Town of Clarkdale, a distance of 1245.88 feet;

Thence South 36°03’42” East, a distance of 455.69 feet to a point on the boundary of Rio Vista Subdivision, Parcel 2, which lies North 60°23’59” East, a distance of 20.00 feet from the Northeast corner of Lot 1 in Rio Vista Subdivision, Parcel 2;

Thence South 60°23’59” West, along the Northwesterly boundary of Rio Vista Subdivision, Parcel 2, a distance of 158.00 feet to the Northwest corner of said subdivision;

Thence South 29°36’01” East, along the Southwesterly boundary of said subdivision, a distance of 608.84 feet to the Southwest corner of said subdivision;

Thence North 60°23’59” East, along the Southeasterly boundary of said subdivision, a distance of 173.59 feet to a point on the Southwesterly boundary of Lot 11 in said subdivision;

Thence South 31°04’02” East, a distance of 10.26 feet to the Southwest corner of said Lot 11;

Thence North 58°55’58” East, a distance of 175.00 feet to the Southeast corner of said Lot 11;

Thence North 58°55’58” East, a distance of 45.99 feet to a point on the Southwesterly right of way line of the Arizona Extension Railroad;

Thence South 36°03’42” East, along said right of way line, a distance of 253.38 feet;

Thence South 69°43’35” West a distance of 290.43 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL N:

A parcel of land located in the Southeast quarter of Section 19, and the Southwest quarter of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52’33” West (Meas.) (West, Rec.) along the South line of said Section 19, a distance of 1,319.58 feet (Meas.), (1320 + feet, Rec.), to the South 1/16 corner of said Section 19 and the Southwest corner of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence North 03°38’09” East, a distance of 735.98 feet (Meas.) (North 10°00’ East, 695 plus or minus feet, Rec.), to a point on the Northerly right of way line of the Phoenix Cement Plant Road and the TRUE POINT OF BEGINNING;

THENCE North 63°31’29” West (Meas.), (North 63°27’09” West, Rec.), along said right of way, a distance of 719.06 feet to a point of curvature;

Thence Northwesterly along said right of way on a curve concave to the right, having a radius of 2804.79 feet through a central angle of 19°23’15”, a distance of 949.07 feet to the Southeasterly 37.50 foot right of way line of Main Street;

Thence North 60°37’00” East, along said right of way, a distance of 970.27 feet;

Thence North 55°37’00” East, along said right of way, a distance of 6.51 feet to the Northwest corner of a parcel of land as recorded in Book 168, pages 453 and 454, records of Yavapai County, Arizona;

Thence South 34°23’00” East, a distance of 640.00 feet (Meas. and Rec.), to the Southwest corner of said parcel of land;

Thence North 55°37’00” East, a distance of 900.00 feet (Meas. and Rec.) to the Southeast corner of said parcel of land;

Thence North 55°37’00” East, along an extension of the Southerly boundary of said parcel of land, a distance of 122.80 feet to the Southerly right of way line of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 240.00 feet through a central angle of 23°30’06”, a distance of 98.44 feet;

Thence North 73°17’14” East (Meas.), (North 73°12’ East, Rec.), along said right of way, a distance of 92.71 feet;

Thence Easterly along said right of way on a curve concave to the right, having a radius of 115.00 feet through a central angle of 39°24’00”, a distance of 79.08 feet (Meas. and Rec.);

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 210.00 feet through a central angle of 44°29’0” (Meas.), (24°29’ Rec.), a distance of 163.04 feet (Meas. and Rec.);

Thence North 68°12’14” East (Meas.), (North 68°07’ East, Rec.), along said right of way, a distance of 265.64 feet (Meas. and Rec.);

Thence Northeasterly, along said right of way, on a curve concave to the left, having a radius of 200.00 feet, through a central angle of 52°52’0”, a distance of 184.54 feet (Meas. and Rec.);

Thence North 15°20’14” East (Meas.), (North 15°15’ East, Rec.), along said right of way, a distance of 48.01 feet (Meas. and Rec.), to the Southerly boundary of a parcel of land as recorded in Book 337, page 591, records of Yavapai County, Arizona;

Thence South 52°21’46” East, along said Southerly boundary, a distance of 129.56 feet (Meas.), (South 52°27’ East, 116.90 feet, Rec.) to the Westerly right of way line of Highway 89A;

Thence South 22°33’53” West, along said right of way line, a distance of 135.52 feet to a point on the Northwesterly boundary of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence South 60°55’31” West (Meas.), (South 60°29’ West, Rec.) along said boundary, a distance of 770.60 feet;

Thence South 36°04’52” West, along said boundary, a distance of 1405.64 feet (Meas.), (South 35°14’ West, 1380.00 feet Rec.) to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the following described property:

A parcel of land located in the Southeast quarter of Section 19 and the Southwest quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52’33” West, along the South line of said Section 19, a distance of 1319.58 feet to the South one-sixteenth corner of said Section 19 and the Southwest corner of a parcel as recorded in Book 937, pages 709-710, records of Yavapai County, Arizona;

Thence North 03°38’09” East, a distance of 735.98 feet to a point on the Northerly right of way line of the Phoenix Cement Plant Road;

Thence North 36°04’52” East, a distance of 647.29 feet to the TRUE POINT OF BEGINNING;

Thence North 60°57’30” West, a distance of 431.12 feet;

Thence South 62°00’00” West, a distance of 520.00 feet;

Thence North 45°48’35” West, a distance of 840.67 feet to the Southerly right of way of Main Street;

Thence North 60°37’00” East, along said right of way, a distance of 570.27 feet;

Thence North 55°37’00” East, along said right of way a distance of 6.51 feet;

Thence South 34°23’00” East, a distance of 740.00 feet;

Thence North 55°37’0” East, a distance of 900.0 feet;

Thence North 34°23’00” West, a distance of 100.00 feet;

Thence North 55°37’00” East, a distance of 122.80 feet to the South right of way of Third Street in the Town of Clarkdale, Arizona;

Thence Easterly along said right of way on a curve to the left, having a radius of 240.00 feet, through a central angle of 23°30’06” a distance of 98.44 feet;

Thence North 73°17’14” East, along said right of way, a distance of 92.71 feet;

Thence Easterly, along said right of way on a curve to the right, having a radius of 115.00 feet, through a central angle of 39°24’, a distance of 79.08 feet;

Thence Easterly, along said right of way on a curve to the left having a radius of 210.00 feet, through a central angle of 44°29’, a distance of 163.04 feet;

Thence North 68°12’14” East, along said right of way, a distance of 265.64 feet;

Thence Northerly, along said right of way on a curve to the left, having a radius of 200.00 feet, through a central angle of 52°52’, a distance of 184.54 feet;

Thence North 15°20’14” East, along said right of way a distance of 48.01 feet;

Thence South 52°21’46” East, a distance of 129.56 feet to the Westerly right of way of Old Highway 89A;

Thence South 22°33’53” West, along said right of way, a distance of 135.52 feet;

Thence South 60°55’31” West, a distance of 770.60 feet; Thence South 36°04’52” West, a distance of 758.35 feet to the TRUE POINT OF BEGINNING.

Also excepting those certain parcels described in Deeds recorded in Book 1804 of Official Records, Page 629, in Book 2148 of Official Records, Page 386 and in Book 4218 of Official Records, Page 219.

EXCEPTION PARCEL O:

All that portion of the Northeast quarter of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, lying Easterly of the Yavapai-Apache Indian Community property as described in Deed recorded in Book 544 of Deeds, Page 754, Westerly of Parcels 1 and 2 as shown on plat recorded in Book 99 of Land Surveys, Page 37 and South of the A.T. & S.F. Railroad right of way as shown on said plat.

ALSO EXCEPTING any portion lying within 2006 Assessors Parcel No. 400-02-002, and any portion lying within the railroad right -of-way.

ALSO EXCEPTING from the above described parcels being conveyed herein, any portion, if any, lying within those certain parcels conveyed in Deed recorded in Book 4236 of Official Records, page 423 and rerecorded in Book 4469 of Official Records, page 707.

Permits and Material Contracts

1.	Town of Clarkdale Conditional Use Permit 2003-4 and all related documents.

2.

Architectural Plans -- Contract with Reynold P. Radoccia, Architect dated November 14, 2005 and all documents related to “Project Manual Clarkdale Slag Recovery Project” “ Phase 1 – Demonstration Module” “Date July 1, 2006”.

3.	Leases

	a.	Effluent lease dated August 25, 2004 between Town of Clarkdale, TI, VRIC.

	b.	Month-to-month rental arrangements:

		i.	Clarkdale Arizona Central Railroad

		ii.	Intellequest / Java House Coffee Shop

iii.	Wild Apache, Inc.

4.	Environmental Reports -- URS Corporation “Class II Air Quality Permit Application for Verde River Iron Company” Dated September 25, 2006.

5.	Surveys -- Any and all survey documents wherever situated and in whatever form.

6.	Any and all books and records of TI, wherever situated and in whatever form.

7.	Equipment, Furniture and fixtures remaining with the commercial property and slag pile site.

8.	Any and all personal property attached or on premises of TI properties .

9.

Assignment of all VRIC agreements, documents, drawings, sketches and information germane to the acquired slag project, vacant land, commercial property and any other items related to the business of TI.

SCHEDULE “B”
to the Agreement and Plan of Merger dated February 15, 2007
among Searchlight Minerals Corp., Verde River Iron Company, LLC,
Clarkdale Minerals LLC and Transylvania International, Inc.

ARTICLES OF MERGER

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

Transylvania International, Inc.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

Clarkdale Minerals LLC
Name of surviving entity

Nevada	Limited Liability Company
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 1 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 2 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Transylvania International, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Clarkdale Minerals LLC
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 3 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 4 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 5 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Transylvania International, Inc.
Name of merging entity

X	President	02/15/07
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Clarkdale Minerals LLC
Name of surviving entity

X	Manager	02/15/07
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 6 2007
Revised on: 01/01/07

Reset

SCHEDULE “C”
to the Agreement and Plan of Merger dated February 15, 2007
among Searchlight Minerals Corp., Verde River Iron Company, LLC,
Clarkdale Minerals LLC and Transylvania International, Inc.

TI FINANCIAL STATEMENTS

Transylvania International, Inc.

Financial Statements

as of and for the years then ended

December 31, 2006 and 2005

Transylvania International, Inc.
Table of Contents
December 31, 2006 and 2005

BROWN ARMSTRONG CERTIFIED PUBLIC ACCOUNTANTS

BROWN ARMSTRONG PAULDEN
MCCOWN STARBUCK THORNBURGH & KEETER
Certified Public Accountants

Main Office
4200 Truxtun Ave., Suite 300
Bakersfield, California 93309
Tel 661.324.4971 Fax 661.324.4997
e-mail: bainfo@bacpas.com

Shafter Office
560 Central Avenue
Shafter, California 93263
Tel 661.746.2145 Fax 661.746.1218

Peter C. Brown, CPA
Burton H. Armstrong, CPA, MST
Andrew J. Paulden, CPA
Harvey J. McCown, CPA
Steven R. Starbuck, CPA
Aileen K. Keeter, CPA
Chris M. Thornburgh, CPA
Eric H. Xin, CPA, MBA

Lynn R. Krausse, CPA, MST
Rosalva Flores, CPA
Connie M. Perez, CPA
Sharon Jones, CPA, MST
Diana H. Branthoover, CPA
Thomas M. Young, CPA
Alicia Montgomery, CPA, MBA
Matthew Gilligan, CPA
Ryan J. Nielsen, CPA
Jian Ou-Yang, CPA
Hanna J. Sheppard, CPA
Ryan S. Johnson, CPA
Michael C. Olivares, CPA
Amanda Fedewa, CPA
Jialan Su, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Transylvania International, Inc.

We have audited the accompanying balance sheets of Transylvania International, Inc. as of December 31, 2006 and 2005, and the related statements of operations and accumulated deficit and cash flows for each of the years in the two-year period ended December 31, 2006. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transylvania International, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

BROWN ARMSTRONG PAULDEN
McCOWN STARBUCK THORNBURGH & KEETER
ACCOUNTANCY CORPORATION

Burton H. Armstrong

Bakersfield, California
February 3, 2007

- 1 -

REGISTERED with the Public Company Accounting Oversight Board and MEMBER of the American Institute of Certified Public Accountants

Transylvania International, Inc.
Balance Sheets
December 31, 2006 and 2005

Assets	2006	2005
Current Assets
Cash	$3,105	$1,382

Total Current Assets	3,105	1,382

Real Property
Income property and improvements	722,044	722,044
Land	507,446	507,446
Accumulated depreciation	(583,650)	(551,642)

Total Real Property	645,840	677,848

Other Assets
Land - slag pile	397,531	397,531

Total Other Assets	397,531	397,531

Total Assets	$1,046,476	$1,076,761

Liabilities and Shareholders' Equity
Current Liabilities
Related party payable	$6,901	$26,467

Total Current Liabilities	6,901	26,467

Total Liabilities	6,901	26,467

Shareholders' Equity
Common stock - $1 par value, 1,000 shares
authorized; 1,000 shares issued and
outstanding	1,000	1,000
Other paid-in capital	5,715,304	5,715,304
Accumulated Deficit	(4,676,729)	(4,666,010)

Total Shareholders' Equity	1,039,575	1,050,294

Total Liabilities and
Shareholders' Equity	$1,046,476	$1,076,761

The accompanying notes are an integral part of these financial statements.

Transylvania International, Inc.
Statements of Operations and Accumulated Deficit
For the Years Ended December 31, 2006 and 2005

	2006	2005
Revenue
Rental revenue	$36,295	$34,745
Other income	-	894
Sales of real property	-	1,035,000
Cost of real property sold	-	(165,763)
Gross Profit	36,295	904,876
Operating Expenses
General and administrative	12,620	6,019
Rental property expenses	8,317	10,028
Rental property depreciation	32,007	35,031
Property taxes (refund)	(5,930)	28,318
Total Operating Expenses	47,014	79,396
Income (Loss) from Operations before
Other Income	(10,719)	825,480
Other Expense
Other receivable write-off	-	835,814
Total Other Expense	-	835,814
Loss Before Income Taxes	(10,719)	(10,334)
Income Tax Benefit (Provision)	-	-
Net Loss	(10,719)	(10,334)
Accumulated Deficit, Beginning of Period	(4,666,010)	(4,655,676)
Accumulated Deficit, End of Period	$(4,676,729)	$(4,666,010)

The accompanying notes are an integral part of these financial statements.

Transylvania International, Inc.
Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005

	2006	2005

Cash Flows from Operating Activities
Net Loss	$(10,719)	$(10,334)
Adjustments to reconcile net income to net cash
provided by operating activities
Depreciation	32,007	35,031
Other receivables	-	9,000
Other receivable write-off	-	835,814
Basis in real property sold	-	110,000
Land proceeds paid out directly from escrow
in repayment of related party loans	-	(944,204)
Expenses paid directly by shareholder	-	27,563
Changes in operating assets and liabilities
Options deposit	-	(3,000)

Net Cash Provided by Operating Activities	21,288	59,870

Cash Flows from Financing Activities
Net decrease in related party loans	(19,565)	(61,071)

Net Cash Used by Financing Activities	(19,565)	(61,071)

Net Increase (Decrease) in Cash	1,723	(1,201)

Cash, Beginning of Period	1,382	2,583

Cash, End of Period	$3,105	$1,382

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for
Related party loans paid directly by shareholder	$-	$175,000

Related party loans paid directly by shareholder	$-	$(175,000)

Paid-in capital increased by contribution of
related party shareholder loans	$-	$131,304

Related party shareholder loans decreased
by contribution to paid-in capital	$-	$(131,304)

The accompanying notes are an integral part of these financial statements.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

1.	Summary of Significant Accounting Policies

This summary of significant accounting policies of Transylvania International, Inc. (the Company) is presented to assist in understanding the Company's financial statements.

Business Activity

The Company was incorporated on October 21, 1982 and has invested in real property consisting of mineral land, vacant land and income producing properties.

The Company operated as an S corporation for federal and state income tax purposes until December 15, 2003 at which time it transferred share ownership to a nonqualifying shareholder and became taxable as a C corporation.

The Company has incurred cumulative net losses since inception of approximately $4.7 million from rental property operations and holding of mineral land and has relied upon shareholder funding and sales of investment property to sustain operations and holding costs.

Income Taxes

Until December 15, 2003, the Company, with the consent of its shareholder, had elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholder of the corporation is taxed on its share of the Company’s taxable income.

After December 15, 2003, the Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted rates in effect for the year in which the differences are expected to reverse.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Significant items subject to such estimates and assumptions include carrying amount of real property and mineral assets and deferred income tax assets. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

Real Property and Mineral Assets

Real property and mineral assets are stated at cost. Depreciation is calculated using straight-line and declining balance methods over estimated useful lives ranging from 5 to 39 years. The Company records all property acquisitions at the original cost of the acquisition. Expenditures for property betterments and renewals are capitalized. Upon sale or disposition of a depreciable asset or asset held for investment, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the financial statements.

Impairment of Long-Lived Assets

The Company applies the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. In accordance with Statement 144, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset or investment value of the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment charge was recognized during 2006 or 2005.

Revenue Recognition

Revenue is recognized when rents are received or receivable for the period earned, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the revenue is fixed or determinable.

Uncollectible Loans

The Company periodically reviews collectiblity of amounts due to it in the form of loans or advances for collectiblity. When it is determined based on review of the terms, facts and circumstances that a loan amount is either partially or totally uncollectible, the Company either records a total write-off of the loan or an allowance against the loan balance.

2.	New Accounting Standards

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (SAB 108). SAB 108 considers the effects of prior year misstatements when quantifying misstatements in current year financial statements. It is effective for fiscal years ending after November 15, 2006. The Company does not believe the adoption of SAB 108 will have a material impact on its financial statements.

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (FIN 48), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires financial statement recognition of the impact of a tax position, if that position is more likely than not to be sustained on examination, based on the technical merits of the position. The provisions of FIN 48 will be effective for financial statements issued for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of FIN 48 on its financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154). SFAS 154 requires retrospective application to prior-period financial statements of changes in accounting principle, unless it is impractical to determine either the period-specific effects or the cumulative effect of the change. SFAS 154 also redefines “restatement” as the revising of previously issued financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not currently believe that the adoption of SFAS 154 will have a material impact on its financial statements.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

3.	Property Rental Arrangements and Leases

The Company has the following lease and rental arrangements:

Clarkdale Arizona Central Railroad - Lease

The Company has a month-to-month rental agreement with Clarkdale Arizona Central Railroad. The rental payment is $1,700 per month.

Commercial Building - Lease

The Company rents commercial building space to two tenants. The rental arrangements for both tenants stem from expired leases and are month-to-month. Rent under these agreements totaled $1,260 per month.

Land Lease - Wastewater Effluent

The Company entered into a lease on August 25, 2004 with the Town of Clarkdale, AZ (Clarkdale). The Company provides approximately 60 acres of land to Clarkdale for disposal of Class B effluent. In return, the Company has first rights to purchase up to 46,000 gallons per day of the effluent for its use at fifty percent (50%) of the potable water rate. In addition, if Class A effluent becomes available, the Company may purchase that at seventy five percent (75%) of the potable water rate.

The term of the lease is 5 years with a one year extension available. At such time as Clarkdale no longer uses the property for effluent disposal, and for a period of twenty five (25) years measured from the date of the lease, the Company has a continuing right to purchase Class B , and if available, Class A effluent at then market rates.

4.	Income Taxes

The Company is a Nevada corporation operating primarily in the state of Arizona and files federal and Arizona income tax returns. Nevada does not impose a corporate income tax.

The provision for income taxes consisted of the following at December 31,

	2006	2005

Federal - deferred benefit (provision)	$(3,455)	$(3,268)
State - deferred benefit (provision)	(708)	(670)
Expected non-utilization of loss carryforwards	4,163	3,938

Provision for income taxes	$-	$-

Temporary differences giving rise to deferred tax assets and liabilities are due to differences in the recognition period of certain expenses. These differences relate primarily to net operating loss carryforward amounts.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

The components of the net deferred tax assets at December 31 were as follows:

	2006	2005

Gross deferred federal income tax assets - current	$62,892	$-
Gross deferred state income tax assets - current	12,889	-
Less: valuation allowance	(75,781)	-

Net current deferred income tax asset	$-	$-

Gross deferred federal income tax assets - long term	$-	$59,437
Gross deferred state income tax assets - long term	-	12,181
Less: valuation allowance	-	(71,618)

Net long term deferred income tax asset	$-	$-

As of December 31, 2006 and 2005, the Company had net operating loss carryforwards of approximately $185,000 and $175,000, respectively for both federal and Arizona income taxes. The net operating loss carryforwards expire between 2024 and 2026.

Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in a limitation on the amount of net operating loss carryforwards. Utilization of the net operating loss carryforwards may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss carryforwards before utilization.

Valuation Allowance

A valuation allowance must be provided when it is more likely than not that the net deferred tax asset will not be realized.

A full valuation allowance has been established for the deferred tax assets generated by net operating loss carryforwards due to the uncertainty of future utilization.

In subsequent periods, the Company may reduce the valuation allowance, provided that utilization of the deferred tax is more likely than not. As a result of this valuation allowance, there has been a reduction of the income tax expense or benefit for the periods presented.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

5.	Concentration of Activity

The Company's principal revenue source is the rental of commercial real estate, holding of land and a mineral asset in Clarkdale Arizona.

6.	Write-off of Loans Receivable

During 2005 the Company exhausted collection efforts and determined that two separate loans in the amount of $250,000 and $594,814 were not collectible. The $250,000 note was settled for recovery of $5,000 of which $1,000 was applied to legal fees. The $594,814 loan was written off in its entirety. The Company recognized $835,814 in bad debt expense.

7.	Significant Sales of Real Property

During 2005, the Company sold two parcels of unimproved land. One parcel was sold for approximately $35,000 and the other for approximately $1,000,000. The net proceeds were primarily used to repay advances made by members of the LLC stockholder of the company.

8.	Related Party Advances

During 2006 and 2005 as well as previous years, Verde River Iron Company, LLC (VRIC), the LLC shareholder and an Gerald A. Lembas, (an equity member of VRIC) advanced funds to the Company for operations and land holding costs.

Related party advance transactions and balances consisted of the following at December 31,

			2006	2005

VRIC	Balance	January 1,	$-	$697,944
Repayments			-	(566,640)
Capitalized as paid-in capital			-	(131,304)

	Balance	December 31,	$-	$-

Gerald A. Lembas (a member
of VRIC)	Balance	January 1,	$26,467	$437,538
Repayments			(19,566)	(411,071)

	Balance	December 31,	$6,901	$26,467

9.	Real Property Deed of Trust

Gerald A. Lembas, a member of VRIC holds a deed of trust against substantially all of the real property of the Company in the amount of $9,600,000. The basis of this encumbrance placed on the property by Mr. Lembas is related to funding he had infused into the Company over a long period of time and appreciation of the property value. Mr. Lembas converted the bulk of his funding to paid-in capital in 2003, but retained the deed of trust.

The terms of the potential ownership change discussed further in Note 10, provide for release of this deed of trust as part of the overall transaction.

Transylvania International, Inc.
Notes to Financial Statements
December 31, 2006 and 2005

10.	Subsequent Event - Potential Ownership Change

During 2006 and subsequent to year-end, the Company has been in discussion with a publicly traced company regarding the potential sale of the Company.

In November 2006, the shareholder of the Company entered into an option agreement to sell 100% of the issued and outstanding the shares of the Company.

The potential purchaser had a due diligence period until January 8, 2007 to provide the Company notice of intent to exercise the option. The potential purchaser provided the Company notice of intent to exercise the option on January 8, 2007.

Pursuant to the option agreement the potential purchaser advanced a deposit of $200,000 for benefit of the shareholder of the Company. This deposit was fully refundable until the end of the due diligence period, after notice of intent was provided, the deposit is non-refundable and will be credited to the purchase price of the Company upon closing of the transaction.

The agreement provides for a closing date of January 15, 2007 with available extension to February 15, 2007 pending completion of audited financial statements of the Company in the form acceptable to meet all securities law filing requirements.

SCHEDULE “D”
to the Agreement and Plan of Merger dated February 15, 2007
among Searchlight Minerals Corp., Verde River Iron Company, LLC,
Clarkdale Minerals LLC and Transylvania International, Inc.

INVESTOR REPRESENTATION CERTIFICATE

     In connection with the issuance of common stock ("SMC Common Stock") of Searchlight Minerals Corp., a Nevada corporation ("SMC"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated February 15, 2007 among SMC, Clarkdale Minerals LLC, a Nevada limited liability company, and Transylvania International, Inc., a Nevada corporation (the "Target"), the undersigned hereby agrees, represents and warrants that he, she or it:

1.	Acquired Entirely for Own Account.

     The undersigned represents and warrants that they are acquiring the SMC Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the SMC Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the SMC Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the SMC Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.	Information Concerning SMC.

     The undersigned acknowledges that they have received all such information as the undersigned deems necessary and appropriate to enable them to evaluate the financial risk inherent in making an investment in the SMC Common Stock, including but not limited to SMC’s public filings with the United States Securities and Exchange Commission, available at www.sec.gov, including its periodic reports on Form 10-KSB and Form 10-QSB, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in SMC (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of SMC in response to all inquiries in respect thereof.

3.	Economic Risk and Suitability.

The undersigned represents and warrants as follows:

(a)

the undersigned realizes that the SMC Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the SMC Common Stock for an indefinite period of time;

(b)

the undersigned recognizes that there is no assurance of future profitable operations and that investment in SMC involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the SMC Common Stock;

(c)

the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in SMC for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the SMC Common Stock is a suitable investment for the undersigned;

(d)

the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the SMC Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the SMC Common Stock;

(e)

the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the SMC Common Stock, or has a pre-existing personal or business relationship with SMC or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of SMC or such other person;

(f)

the undersigned has carefully read the Disclosure Documents and SMC has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the SMC Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning SMC;

(g)

if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the SMC Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners, members and/or shareholders, whichever the case may be, are bona fide residents of said state;

(h)	the undersigned understands that neither SMC nor any of its officers or directors has any obligation to register the SMC Common Stock under any federal or other applicable securities act or law;

(i)

the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the SMC Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

(j)

all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the SMC Common Stock, he, she or it will immediately provide such information to SMC;

(k)

the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the SMC Common Stock; and

(l)	the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.	Restricted Securities.

The undersigned acknowledges that SMC has hereby disclosed to the undersigned in writing:

(a)

the SMC Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	SMC will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

The undersigned agrees that the SMC Common Stock will bear the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6.	Suitable Investor.

In order to establish the qualification of the undersigned to acquire the SMC Common Stock, the information requested in either subsection 6(a) must be supplied.

     (a) The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the Securities Act; or

_____	Category 5.	An investment company registered under the Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____	Category 12.	A director or executive officer of SMC; or

_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

_____	Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

7.	Understandings.

The undersigned understands, acknowledges and agrees that:

(a)

no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the SMC Common Stock;

(b)

this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

(c)

the SMC Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the SMC Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

(d)

the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the SMC Common Stock is acquired as if made on and as of such date; and

(e)

THE SMC COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Investor Representation Certificate.

Signature	Date

Print Name	Title (if Applicable)

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